SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2005

                        Commission File Number: 000-49679

                                LitFunding Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)


Nevada                                                               93-1221399
------                                                               ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


3700 Pecos McLeod Drive, Suite 200, Las Vegas, Nevada                      89121
--------------------------------------------------------                   -----
(Address of principal executive offices)                              (Zip Code)


                                  (702)317-1610
                                  -------------
              (Registrant's Telephone Number, Including Area Code)



                   3760 Pecos McLeod Drive, Las Vegas, Nevada
                 (Former address of principal executive offices)



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ITEM 8.01 OTHER EVENTS.
-----------------------

On March 1, 2005, LitFunding Corp., a Nevada corporation (the "Registrant") moved its principal offices from 3760 Pecos McLeod Drive, Las Vegas, NV 89121 to 3700 Pecos McLeod Drive, Suite 200, Las Vegas NV, 89121. The Registrant's telephone and facsimile numbers remain (702)317-1610 and (702)317-1611, respectively.










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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         LitFunding Corp.
                                         a Nevada corporation


March 3, 2005                        By: /s/ Morton Reed
                                         ------------------------------------
                                         Morton Reed, Chief Executive Officer